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SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.     )

Filed by the Registrant /x/
Filed by a Party other than the Registrant / /
Check the appropriate box:
/ /	Preliminary Proxy Statement
/ /	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
/x/	Definitive Proxy Statement
/ /	Definitive Additional Materials
/ /	Soliciting Material Pursuant to §240.14a-12
INTERACTIVE TELESIS INC.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
/x/	No fee required
/ /	Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11
	(1)	Title of each class of securities to which transaction applies: N/A
	(2)	Aggregate number of securities to which transaction applies: N/A
	(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined): N/A
	(4)	Proposed maximum aggregate value of transaction: N/A
	(5)	Total fee paid: N/A
/ /	Fee paid previously with preliminary materials.
/ /	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
	(1)	Amount Previously Paid: N/A
	(2)	Form, Schedule or Registration Statement No.: N/A
	(3)	Filing Party: N/A
	(4)	Date Filed: N/A

Interactive Telesis Inc.
12636 High Bluff Drive, 2nd Floor
San Diego, California 92130

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD FEBRUARY 15, 2002

TO THE STOCKHOLDERS OF
INTERACTIVE TELESIS INC.:

You are cordially invited to attend the Annual Meeting of Stockholders of Interactive Telesis Inc. a Delaware corporation (the "Company"), to be held at LaCosta Resort and Spa, 2100 Costa Del Mar Rd., Carlsbad, California, on Friday, February 15, 2002, 10:00 a.m., for the following purposes:

1.
To elect a board of five directors;

2.
To ratify the appointment of Pannell Kerr Forster as our independent auditors for our fiscal year ending July 31, 2002;

3.
To act upon such other matters as may properly come before the meeting or any adjournment thereof.

The foregoing items are more fully decribed in the attached Proxy Statement.

The Board of Directors has fixed the close of business on December 17, 2001, as the record date for the determination of Stockholders entitled to notice of and to vote at the meeting or any adjournment or adjournments thereof. You are cordially invited to attend the meeting in person. However, to assure your representation at the meeting, you are urged to mark, sign, date, and return the enclosed proxy card as promptly as possible in the postage-prepaid envelope enclosed for that purpose. You may vote in person at the meeting, even if you returned a proxy.

The Company's Proxy Statement and proxy are submitted herewith along with the Company's Annual Report to Stockholders for the fiscal year ended July 31, 2001.

IMPORTANT—YOUR PROXY IS ENCLOSED.

WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING, WE URGE YOU TO EXECUTE AND PROMPTLY RETURN THE ENCLOSED PROXY IN THE ENVELOPE PROVIDED.

By Order of the Board of Directors
/s/ ALBERT STAERKEL Albert Staerkel Chief Executive Officer

San Diego, California

INTERACTIVE TELESIS INC.
12636 High Bluff Drive, 2nd Floor
San Diego, California 92130

PROXY STATEMENT

ANNUAL MEETING OF STOCKHOLDERS

FEBRUARY 15, 2002

INFORMATION CONCERNING SOLICITATION AND VOTING

    The enclosed proxy is solicited by the Board of Directors of Interactive Telesis Inc., a Delaware corporation (the "Company"), for use at the Company's Annual Meeting of Stockholders to be held at LaCosta Resort and Spa, at 10:00 a.m. on Friday, February 15, 2002, and any adjournments thereof (the "Meeting").

    We will bear the cost of soliciting proxies. We will reimburse brokerage firms and other custodians, nominees and fiduciaries for their reasonable out-of-pocket expenses for forwarding proxy materials to beneficial owners and seeking instruction with respect thereto.

    Copies of this Proxy Statement and accompanying proxy card were mailed to Stockholders on or about January 10, 2002.

    When the enclosed proxy is properly executed and returned, the shares it represents will be voted in accordance with the directions indicated thereon, or, if no direction is indicated thereon, it will be voted:

(1)
FOR the election of the five nominees for Director identified below;

(2)
FOR ratification of the appointment of Pannell Kerr Forster, San Diego, California, as independent auditors of the Company for our fiscal year ending July 31, 2002; and

(3)
In the discretion of the proxies with respect to any other matters properly brought before the Stockholders at the Meeting.

    Only the holders of record of our Common Stock at the close of business on the record date, December 17, 2001, (the "Record Date"), are entitled to notice of and to vote at the Meeting. On the Record Date, 33,756,579 shares of Common Stock were outstanding. Stockholders will be entitled to one vote for each share of Common Stock held on the Record Date.

QUESTIONS AND ANSWERS ABOUT THE MEETING AND VOTING

1.  WHAT IS A PROXY?

    It is your legal designation of another person to vote Stock you own. That other person is called a proxy. If you designate someone as your proxy in a written document, that document also is called a proxy or a proxy card. Two of our officers have been designated as proxies for the Fiscal Year 2001 Annual General Meeting. These two officers are Albert Staerkel and Lisa J. Redman.

2.  WHAT IS A PROXY STATEMENT?

    It is a document the SEC regulations requires us to give you when we ask you to sign a proxy card designating Albert Staerkel and Lisa J. Redman each as proxies to vote on your behalf.

3.  WHAT IS THE DIFFERENCE BETWEEN A SHAREHOLDER OF RECORD AND A SHAREHOLDER WHO HOLDS STOCK IN STREET NAME?

    If your shares are registered in your name, you are a shareholder of record.

    If your shares are in the name of your broker or bank, your shares are held in street name.

4.  WHAT DIFFERENT METHODS CAN YOU USE TO VOTE?

(a)
In writing: All shareholders can vote by written proxy card.

(b)
In person: All shareholders may vote in person at the meeting (UNLESS THEY ARE STREET NAME HOLDERS WITHOUT A LEGAL PROXY). If you own shares in street name, you will need to ask your broker or bank for a legal proxy. You will need to bring the legal proxy with you to the meeting. If you do not receive the legal proxy in time, bring your most recent brokerage statement with you to the meeting. We can use that to verify your ownership of Common Stock and admit you to the meeting; however, you will not be able to vote your shares at the meeting without a legal proxy.

5.  WHAT IS THE RECORD DATE AND WHAT DOES IT MEAN?

    The record date for the Fiscal Year 2001 Annual General Meeting is December 17, 2001. The record date is established by the Board of Directors as required by Delaware law. Owners of Common Stock at the close of business on the record date are entitled to:

  (a)
  receive notice of the meeting, and

  (b)
  vote at the meeting and any adjournments or postponements of the meeting.

6.  HOW CAN YOU REVOKE A PROXY?

    A shareholder can revoke a proxy by any one of the following three actions:

  (a)
  giving written notice to the Secretary of the Company,

  (b)
  delivering a later-dated proxy, or

  (c)
  voting in person at the meeting.

7.  ARE VOTES CONFIDENTIAL? WHO COUNTS THE VOTES?

    We will continue our long-standing practices of holding the votes of all shareholders in confidence from Directors, Officers, and employees, except:

  (a)
  as necessary to meet applicable legal requirements and to assert or defend claims for or against the Company.

  (b)
  in case of a contested proxy solicitation.

  (c)
  if a shareholder makes a written comment on the proxy card or otherwise communicates his/her vote to management, or

  (d)
  to allow the independent inspectors of election to certify the results of the vote.

    We will retain an independent tabulator to receive and tabulate the proxies and independent inspectors of election to certify the results.

8.  WHAT ARE YOUR VOTING CHOICES WHEN VOTING FOR DIRECTOR NOMINEES, AND WHAT VOTE IS NEED TO ELECT DIRECTORS?

    In voting on the election of Director nominees, shareholders may vote in one of the following ways:

  (a)
  in favor of a nominee,

  (b)
  against a nominee,

  (c)
  withhold vote as to a specific nominee.

    Directors will be elected by a plurality, that is the five nominees receives the highest number of votes will be elected.

    The Board recommends a vote "FOR" each of the nominees.

11.  WHAT ARE YOUR VOTING CHOICES WHEN VOTING ON THE RATIFICATION OF THE APPOINTMENT OF PANNELL KERR FORSTER, AND WHAT VOTE IS NEEDED TO RATIFY THEIR APPOINTMENT?

  (a)
  in favor of ratification,

  (b)
  against the ratification, or

  (c)
  abstain from voting on the ratification.

    The proposal to ratify the apointment of Pannell Kerr Forster will require approval by a majority of the votes cast by the holders of the shares of Common Stock voting in person or by proxy at the meeting. The Board recommends a vote "FOR" this proposal.

12.  WHAT IF A SHAREHOLDER DOES NOT SPECIFY A CHOICE FOR A MATTER WHEN RETURNING A PROXY?

    Shareholders should specify their choice for each matter on the enclosed form of proxy. If no instructions are given, proxies which are signed and returned will be voted FOR the election of all Director nominees and FOR the proposal to ratify the appointment of Pannell Kerr Forster.

13.  HOW ARE ABSTENTIONS AND BROKER NON-VOTES COUNTED?

    Abstentions and broker non-votes will not be included in the vote totals and will not affect the outcome of the vote.

14.  COMPLETION AND RETURN OF PROXY

    Completed forms of proxy must be deposited at the office of the Company's registrar and transfer agent, Pacific Corporate Trust Company, 625 Howe Street, Vancouver, British Colombia V6C 3B8, not later than forty-eight (48) hours, excluding Saturdays, Sundays and holidays, prior to the time of the Meeting, unless the chairman of the Meeting elects to exercise his discretion to accept proxies deposited subsequently.

15.  SEC ANNUAL REPORT FORM 10-KSB

    The Company will provide a copy of its Annual Report Form 10-KSB with exhibits without charge, if requested in writing from a shareholder. The Company's Form 10-KSB Report is available free of charge on the Internet at www.interactivelesis.com under Investor Relations (SEC Filings).

PROPOSAL NO. 1
ELECTION OF DIRECTORS

Nominees

    Our Bylaws provide that the number of directors constituting the Board of Directors shall be set from time to time by the Board, but in no event shall there be less than three. The number of directors is currently set at five and the number authorized to be elected at the Meeting is five. Therefore, five directors are to be elected to serve for one year, until the election and qualification of their successors, and it is intended that proxies, not limited to the contrary, will be voted for all of the management nominees named below. If any such nominee is unable or declines to serve as a director at the time of the Meeting, the individuals named in the enclosed proxy may exercise their discretion to vote for any substitute proposed by the Board of Directors. We do not anticipate that any nominee listed below will be unable or will decline to serve as a director. None of the directors or nominees is related by blood, marriage or adoption to any other nominee or any of our executive officers.

Name	Age	Director Since
Charles Delle Donne (1 & 2)	58	Director appointed September 24, 2001
Willard Lee McVey (1 & 2)	54	Director appointed October 27, 2000
Cindy J. Mersky	43	Director appointed April 16, 2001
Andrew Schacther	33	Director appointed April 16, 2001
Albert L. Staerkel (1 & 2)	49	Chairman, President, CEO, & Director appointed November 15, 2000

(1)
Member of the Audit Committee

(2)
Member of the Compensation Committee

    Mr. Delle Donne was appointed a Director on September 24, 2001. Prior to his retirement in 1999, Mr. Delle Donne served as senior vice president and regional manager of Fidelity Investments since 1980 where he was responsible for business development in the Western region. In addition, he was a senior vice president for Bradford Trust Company from 1972 to 1979. Prior to that, Mr. Delle Donne was a vice president of Citicorp from 1961-1971. Mr. Delle Donne is a current member of the Board of Directors of Fidelity Management Trust Company of California, Metalast International, Inc. and Total Personal Services, Inc. Mr. Delle Donne holds a B.S. degree from St. Peter's College in New Jersey and completed graduate studies at UCLA Graduate School of Management in 1979.

    Mr. McVey is currently a consultant specializing in Electrical Engineering providing consulting services to power utilities and large industrial firms. Prior to consulting Mr. McVey was an Electrical Engineer(1998-2000) and the Electrical Utility Systems Manager (1990-1997) at Lawrence Livermore National Laboratory. Mr. McVey received a BSEE from California State University at Fresno and an MSEE from the University of Santa Clara.

    Ms. Mersky serves as Senior Director, Client Services for the The Synapse Group, of Burlington, Ontario. Prior to joining the The Synapse Group in 1991, Ms. Mersky had served as project manager at Science and Medicine Canada since 1988. Ms. Mersky holds a Bsc.AAM degree from the University of Toronto and a degree in visual communications from the Alberta College of Art.

    Mr. Schachter is currently a Director and was acting CEO of the Company pending the Company's hiring a permanent employee to fill that position. Until 2000, he served as President of Think Interactive, a business and brand strategy consulting company he founded in 1997. After that company merged with U.S. Interactive in 2000, Mr. Schachter continued his consulting duties at U.S. Interactive for a 6-month transition period. Prior to founding Think Interactive, Mr. Schachter worked for Chiat/Day Advertising. Mr.Schachter received his BA and MBA from York University, Toronto, Ontario, Canada.

    Mr. Staerkel was appointed President and CEO on October 11, 2001 and Chairman on September 24, 2001. Mr. Staerkel currently serves as Director for SL3D, Inc., a privately held technology company in Boulder, Colorado. Prior to this position, he served as a financial advisor for Morgan Stanley Dean Witter from 1998-2000, and as a financial consultant for Merrill Lynch from 1991-1998. In addition, Mr. Staerkel served as a Captain in the military intelligence branch of the United States Army. Mr.Staerkel is an advisory Board member for Asia.net, a network of families, organizations, and individuals with extensive business interests in Asia. Mr. Staerkel holds a B.S. degree from the United States Military Academy in West Point, New York and completed graduate studies in business from the University of Houston and the University of Texas.

Information Concerning the Board of Directors and its Committee

    The business of the Company is under the general management of the Board of Directors as provided by the laws of Delaware and the Bylaws of the Company. During the fiscal year ended July 31, 2001, the Board of Directors held twenty formal meetings. There were no actions by unanimous written consent of the Board during this period. Each Member of the Board attended at least 75% of the fiscal meetings of Board of Directors and Board committee of which he was a member.

    Each Director holds office until his successor is elected and qualified or until his earlier resignation in the manner provided in the bylaws of the Company.

    The Board of Directors has established an Audit Committee, consisting of Messrs. Staerkel, Delle Donne and McVey, and a Compensation Committee, consisting of Messrs. Staerkel, Delle Donne and McVey. The Audit Committee reviews the Company's independent auditors, the scope and timing of the audit services, and other services they are asked to perform, the Auditors' Report on the Company's financial statements following completion of the audit, and the Company's policies and procedures, with respect to internal accounting and financial controls. In addition, the Audit Committee makes annual recommendations to the Board of Directors for the appointment of independent auditors for the ensuing year. The Compensation Committee reviews and recommends to the Board of Directors the compensation and benefits of all officers of the Company and reviews general policy matters relating to compensation and benefits of employees of the Company.

Vote Required

    The five nominees receiving the highest number of affirmative votes of the shares present or represented and entitled to be voted at the Meeting shall be elected as our directors. Votes withheld from any director will be counted for purposes of determining the presence or absence of a quorum for the transaction of business, but have no other effect under Delaware law. However, because directors are elected by a plurality vote, abstentions in the election of directors have no affect once a quorum exists. Furthermore, shares represented by proxies returned by a broker holding such shares in nominee or "street" name will be counted as present or represented for purposes of determining the presence or absence of a quorum for the transaction of business, even if such shares are not voted in matters where discretionary voting by the broker is not allowed ("broker non-votes"). Withheld votes and broker non-votes, if any, are not treated as votes cast and therefore will have no effect on the proposal to elect directors.

THE BOARD OF DIRECTORS HAS UNANIMOUSLY APPROVED AND RECOMMENDS THAT STOCKHOLDERS VOTE "FOR" THE ELECTION OF THE MANAGEMENT NOMINEES LISTED ABOVE.

PROPOSAL NO. 2
RATIFICATION OF SELECTION OF INDEPENDENT AUDITORS

    Our Board of Directors has appointed the firm of Pannell Kerr Forster, San Diego, California, to serve as our independent auditors for the fiscal year ending July 31, 2002 and recommends that the Stockholders ratify such action Pannell Kerr Forster has audited our accounts since 1999 and has advised us that it does not have, and has not had, any direct or indirect financial interest in the Company or its subsidiaries in any capacity other than that of serving as independent auditors. Representatives of Pannel Kerr Forster are expected to attend the Meeting. They will have an opportunity to make a statement if they desire to do so, and will also be available to respond to appropriate questions.

    The affirmative vote of the holders of a majority of the shares of our Common Stock present or represented and voting on this proposal at the Meeting shall constitute ratification of the appointment of Pannell Kerr Forster. If the appointment of Pannell Kerr Forster is not ratified by the Stockholders, the Board of Directors will reconsider its selection.

THE BOARD OF DIRECTORS HAS UNANIMOUSLY APPROVED AND RECOMMENDS A VOTE "FOR" THE RATIFICATION OF THE APPOINTMENT OF PANNELL KERR FORSTER AS OUR INDEPENDENT AUDITORS FOR THE FISCAL YEAR ENDING JULY 31, 2002.

OTHER INFORMATION

Principal Stockholders

Security Ownership of Certain Beneficial Owners and Management

    The following table sets forth certain information regarding the beneficial ownership of the shares of Common Stock as of November 30, 2001, by (i) each person who is known by the Company to be the beneficial owner of more than five percent (5%) of the issued and outstanding shares of Common Stock, (ii) each of the Company's directors and executive officers, and (iii) all directors and executive officers as a group.

Name	Number of Shares Owned or Fully Vested	Percentage Owned or Fully Vested
Charles Delle Donne(1)(2)	2,515,000	6.09%
Willard Lee McVey(1)(3)	1,163,000	2.82%
Kenneth Ravazzolo(1)(3)(5)	225,000	0.54%
Lisa J. Redman(1)(4)	35,000	0.08%
Andrew Schachter(1)	1,000	0.00%
Albert L. Staerkel(1)(3)	289,150	0.70%

All directors and officers as a group (six)	4,228,150	10.24%

(1)
Address is 12636 High Bluff Drive, Suite 200, San Diego, California 92130.

(2)
Includes 1,500,000 shares issuable upon conversion of 150,000 shares of Series C preferred stock and 465,000 shares issuable upon the conversion of 46,500 shares of Series C preferred stock which may be purchased upon the exercise of warrants.

(3)
Includes fully vested options to purchase 25,000 shares each of Common Stock at a price of $0.72 per share.

(4)
Includes options to purchase 40,000 shares of Common Stock at a price of $0.20 per share (20,000 vested on 11/22/01) and options to purchase 40,000 shares at $0.27 per share.

(5)
Include warrants to purchase 200,000 shares of common stock at an exercise price of $0.20 per share, and expire November 2006. These warrants were issued in connection with Company's acquisition of the remain outstanding stock of Paragon on November 30, 2001.

Executive Compensation

    The following table sets forth all annual and long-term compensation for services in all capacities to the Company for the last three fiscal years in respect of each of the individuals who were, as at July 31, 2001, the Chief Executive Officer and the other four most highly compensated executive officers of the Company (collectively "the Named Executive Officers"), including any individual who would have qualified as a Named Executive Officer but for the fact that individual was not serving as such an Officer at the end of the most recently completed financial year. The Company has one Named Executive Officer.

SUMMARY COMPENSATION TABLE

							Long-Term Compensation
	Annual Compensation				Awards	Payouts
							Restricted Shares or Restricted Share Units
Name and Principal Position	Financial Year-End	Salary ($U.S.)	Bonus ($)		Other Annual Compensation	Securities Under Options Granted(#)
Donald Cameron President/CEO (until 4/16/01)	2001	$137,500	$15,221	*	$12,294	—	—
Donald Cameron President/CEO	2000	$150,000			$15,697	—	—
Donald Cameron President/CEO	1999	$120,000	$36,250	*	—	—	—
Kenneth G. Ravazzolo President/CEO of Paragon Voice Systems	2001	$108,000	—		—	—	—
Andrew Schachter Interim President/CEO (until 10/11/01)	2001	$71,026	—		—	—	—
David J. Webb Chief Operating Officer (until 11/13/00)	2001	$94,000	—		$1,345	—	—
David J. Webb Chief Operating Officer	2000	$120,000	—		—	—	—

*
Bonus to CEO/Director was used to pay off loans due from CEO/Director plus the income taxes associated with such bonus.

    The Company's executive bonuses are determined by the Compensation Committee of the Board of Directors. Annual bonuses are determined by the Compensation Committee based on the executive's performance against the annual objectives and goals of the Company set by the Committee. A member of the Committee excuses himself from voting on his own bonus compensation amounts.

Employment Agreements

    We have no written or oral contracts for employment with any of our employees, directors, or executive officers.

Compensation of Directors

    The Company has the following arrangement by which non-employee directors are compensated:

  •
  Cash—$6,000 per annum plus out-of-pocket expenses to attend meetings—paid quarterly. Due to cost containment mearsures the current board of directors has elected not to receive cash compensation during fiscal year 2001.

  •
  Stock Option

    We grant stock options to purchase 25,000 shares of the Company annually to each director of the Company under the 1996 Stock Option Plan, to a maximum of 150,000 shares. The options are granted immediately after the Annual General Meeting with an exercise price equal to the market price at the time of granting. The options vest at the end of the fiscal year they are granted.

    Previously the following directors were granted options on 1/26/01 to purchase securities as follows:

	Number of Shares	Exercise Price
Lee McVey	25,000	72 cents
Ken Ravazzolo	25,000	72 cents
Al Staerkel	25,000	72 cents

    The Company has granted stock options to directors to assist the Company in compensating, attracting, retaining, and motivating the directors of the Company and to closely align the personal interests of the directors with those of the shareholders.

Compliance with Section 16(a) of the Exchange Act

    Under Section 16(a) of the Securities Exchange Act of 1934, as amended the Company's directors, executive officers, and any persons holding more than 10% of the Company's Common Stock are required to report their initial ownership of the Company's Common Stock and any subsequent changes in that ownership to the SEC. Specific due dates for these reports have been established and the Company is required to identify in this report those persons who failed to timely file these reports. The Company believes that during the fiscal year 2001, all filing requirements under Section 16(a) were satisfied.

Deadline for Stockholder Proposals

    Stockholders having proposals that they desire to present at next year's annual meeting of stockholders of the Company should, if they desire that such proposals be included in our Proxy Statement relating to such meeting, submit such proposals in time to be received by us not later than October 10, 2002. To be so included, all such submissions must comply with the requirements of Rule 14a-8 promulgated under the Exchange Act and the Board of Directors directs your close attention to that Rule. In addition, management's proxy holders will have discretion to vote proxies given to them on any Stockholder proposals of which we do not have notice prior to November 30, 2001. Proposals may be mailed to the Corporate Secretary, Interactive Telesis Inc., 12636 High Bluff Drive, 2nd Floor, San Diego, California 92130.

Other Matters

    The Board of Directors knows of no other business to be brought before the Meeting, but it is intended that, as to any such other business, the shares will be voted pursuant to the proxy in accordance with the best judgment of the person or persons acting thereunder.

PROXY

GENERAL MEETING OF SHAREHOLDERS OF
INTERACTIVE TELESIS INC.
(Name of Company)

TO BE HELD AT LaCosta Resort and Spa, Carlsbad, CA
                                        (Location of Meeting)

ON	Friday, (day of week)	Feb. 15, 2001 (Month/day) (Year)	AT 10:00 AM (Time of Meeting)

THE UNDERSIGNED MEMBER ("REGISTERED SHAREHOLDER") OF THE COMPANY HEREBY APPOINTS ALBERT STAERKEL, AN OFFICER AND DIRECTOR OF THE COMPANY, or failing this person, LISA REDMAN, AN OFFICER OF THE COMPANY, as proxy holder for and on behalf of the Registered Shareholder with the power of substitution to attend, act and vote for and on behalf of the Registered Shareholder in respect of all matters that may properly come before the aforesaid meeting of the Registered Shareholders of the Company (the "Meeting") and at every adjournment thereof, to the same extent and with the same powers as if the undersigned Registered Shareholder were present at the said Meeting, or any adjournment thereof.

The Registered Shareholder hereby directs the proxyholder to vote the securities of the Company recorded in the name of the Registered Shareholder as specified herein.

THE UNDERSIGNED REGISTERED SHAREHOLDER HEREBY REVOKES ANY PROXY PREVIOUSLY GIVEN TO ATTEND AND VOTE AT SAID MEETING.

REGISTERED HOLDER SIGN HERE:

REGISTERED HOLDER PRINT NAME HERE:

DATE SIGNED:

RESOLUTIONS (For full details of each item, please see the enclosed Notice of Meeting and Proxy Statement)

		For	Against	Withhold
1.	Election of all nominees or
2.	Election of individual Directors:
-To elect as Director, Charles Delle Donne
-To elect as Director, W. Lee McVey
-To elect as Director, Cindy J. Mersky
-To elect as Director, Albert Staerkel
-To elect as Director, Andrew Schachter
3.	To ratify the appointment of Pannell Kerr Forster as independent auditors of the Company
4.	To act upon such other matters as may properly come before the meeting or any adjournment thereof.

THIS PROXY MUST BE SIGNED AND DATED.
SEE IMPORTANT INSTRUCTIONS ON REVERSE.

INSTRUCTIONS FOR COMPLETION OF PROXY

1.
THIS PROXY IS SOLICITED BY THE MANAGEMENT OF THE COMPANY.

2.
This form of proxy ("Instrument of Proxy") MUST BE SIGNED by you, the Registered Shareholder, or by your attorney duly authorized by you in writing, or, in the case of a corporation, by a duly authorized officer or representative of the corporation; and IF EXECUTED BY AN ATTORNEY, OFFICER, OR OTHER DULY APPOINTED REPRESENTATIVE, the original or a notarial copy of the instrument so empowering such person, or such other documentation in support as shall be acceptable to the Chairman of the Meeting, must accompany the Instrument of Proxy.

3.
IF THIS INSTRUMENT OF PROXY IS NOT DATED in the space provided, authority is hereby given by you, the Registered Shareholder, for the proxyholder to date this proxy seven (7) calendar days after the date on which it was mailed to you, the Registered Shareholder, by Pacific Corporate Trust Company.

4.
A REGISTERED SHAREHOLDER WHO WISHES TO ATTEND THE MEETING AND VOTE ON THE RESOLUTIONS IN PERSON, may simply register with the scrutineers before the Meeting begins.

5.
A REGISTERED SHAREHOLDER WHO IS NOT ABLE TO ATTEND THE MEETING IN PERSON BUT WISHES TO VOTE ON THE RESOLUTIONS, may do the following:

(a)
APPOINT ONE OF THE MANAGEMENT PROXYHOLDERS named on the Instrument of Proxy. Where no choice is specified by a Registered Shareholder with respect to a resolution set out in the Instrument of Proxy, a management appointee acting as a proxyholder will vote the resolution as if the Registered Shareholder had specified an affirmative vote;

  OR

  (b)
  APPOINT ANOTHER PROXYHOLDER, who need not be a Registered Shareholder of the Company, to vote according to the Registered Shareholder's instructions. If no choice is specified, the proxyholder has discretionary authority to vote as the proxyholder sees fit.

6.
THE SECURITIES REPRESENTED BY THIS INSTRUMENT OF PROXY WILL BE VOTED OR WITHHELD FROM VOTING IN ACCORDANCE WITH THE INSTRUMENTS OF THE REGISTERED SHAREHOLDER ON ANY POLL of a resolution that may be called for and, if the Registered Shareholder specifies a choice with respect to any matter to be acted upon, the securities will be voted accordingly. Further, if so authorized by this Instrument of Proxy, the securities will be voted by the appointed proxyholder with respect to any amendments or variations of any of the resolutions set out on the Instrument of Proxy or matters which may properly come before the Meeting as the proxyholder in its sole discretion sees fit.

7.
If a Registered Shareholder has submitted an Instrument of Proxy, THE REGISTERED SHAREHOLDER MAY STILL ATTEND THE MEETING AND MAY VOTE IN PERSON. To do so, the Registered Shareholder must record his/her attendance with the scrutineers before the commencement of the meeting and revoke, in writing, the prior votes.

PROXY MUST BE RECEIVED AT THE OFFICE OF
"PACIFIC CORPORATE TRUST COMPANY" NO LATER THAN FORTY EIGHT ("48") HOURS
(EXCLUDING SATURDAYS, SUNDAYS AND HOLIDAYS) PRIOR TO THE
TIME OF THE MEETING, OR BROUGHT TO THE MEETING. THE MAILING ADDRESS OF
PACIFIC CORPORATE TRUST COMPANY IS 625 HOWE STREET,
10TH FLOOR, VANCOUVER, BRITISH COLUMBIA, V6C3B8, AND ITS
FAX NUMBER IS (604) 689-8144

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Interactive Telesis Inc. 12636 High Bluff Drive, 2nd Floor San Diego, California 92130
NOTICE OF ANNUAL MEETING OF STOCKHOLDERS TO BE HELD FEBRUARY 15, 2002
QUESTIONS AND ANSWERS ABOUT THE MEETING AND VOTING
PROPOSAL NO. 1 ELECTION OF DIRECTORS
PROPOSAL NO. 2 RATIFICATION OF SELECTION OF INDEPENDENT AUDITORS
OTHER INFORMATION
PROXY